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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 19, 1999 included in Delta Air Lines, Inc.'s annual report on Form 11-K for the Delta Family-Care Savings Plan for the year ended June 30, 1999 into the Company's previously filed Registration Statement No. 33-30454.


ARTHUR ANDERSEN LLP







Atlanta, Georgia
December 17, 1999










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